UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)         August 9, 2005


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                   1-04721                   48-0457967
(State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                         Identification No.)


     6200 Sprint Parkway, Overland Park, Kansas                 66251
       (Address of principal executive offices)              (Zip Code)


 Registrant's telephone number, including area code            (800) 829-0965



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written  communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events


On August 9, 2005, Sprint Corporation ("Sprint") announced that it intends to close its proposed merger transaction with Nextel Communications, Inc. on August 12, 2005. A copy of Sprint's press release is attached as Exhibit 99 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

          Exhibits


          99   Press Release announcing expected closing date of merger.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  SPRINT CORPORATION



Date:  August 9, 2005              By:  /s/ Michael T. Hyde
                                   Michael T. Hyde, Assistant Secretary














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                                  EXHIBIT INDEX


Exhibit
Number    Description

99        Press  Release  announcing  expected  closing  date  of merger.